UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on November 2, 2016, Inteliquent, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Onvoy, LLC, a Minnesota limited liability company (“Onvoy”), and Onvoy Igloo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Onvoy (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Onvoy. Onvoy and Merger Sub are affiliates of the private equity investment firm GTCR, LLC.

Pursuant to the terms of the Merger Agreement, the consummation of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). On December 1, 2016, the U.S. Federal Trade Commission notified the Company that early termination of the waiting period under the HSR Act was granted, effective immediately. The consummation of the Merger remains subject to certain other customary closing conditions, including, among others, (i) the approval of holders of a majority of the Company’s issued and outstanding shares of common stock; (ii) no court or other Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any order or law that is and continues to be in effect and that prohibits the consummation of the Merger or makes the consummation of the Merger illegal; (iii) consents of the Federal Communications Commission and applicable state public utility commissions have been obtained; and (iv) the absence of a “material adverse effect” with respect to the Company.

Important Information and Where to Find It

In connection with the proposed transaction contemplated by the Merger Agreement, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC at the Company’s website at http://ir.inteliquent.com/sec.cfm or by directing a written request to: Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661, Attn: Investor Relations.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2016. Additional information regarding these individuals and other persons who may be deemed to be participants in the solicitation of proxies, as well as any direct or indirect interests they may have in the proposed transaction, will be included in the definitive proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Forward Looking Statements

Statements herein regarding the proposed transaction contemplated by the Merger Agreement, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the

Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the proposed transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with statements that are included herein and in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, which are available on the SEC’s website at http://www.sec.gov. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Onvoy or the Sponsors (as defined in the Merger Agreement) or persons acting on any of their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company, Onvoy and the Sponsors hereby disclaim any obligation to update or revise forward-looking statements as a result of developments occurring after the date hereof unless required by law. Past financial or operating performance are not necessarily reliable indicators of future performance and you should not use our historical performance to anticipate results or future period trends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: December 2, 2016	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary